BC Registry Services
BRITISH COLUMBIA

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 4, 2019 05:00 PM Pacific Time

Incorporation Number: **BC1166724**

Recognition Date and Time: Incorporated on June 1, 2018 03:50 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

DRAGANFLY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET
VANCOUVER BC V6C 2B5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
asen, Olen

Mailing Address:
520 - 2509 WATSON STREET
VANCOUVER BC V5T 3G8
CANADA

Delivery Address:
520 - 2509 WATSON STREET
VANCOUVER BC V5T 3G8
CANADA

Last Name, First Name, Middle Name:
Larsen, Scott

Mailing Address:
7724 LAWRENCE DR.
BURNABY BC V5A 3M7
CANADA

Delivery Address:
7724 LAWRENCE DR.
BURNABY BC V5A 3M7
CANADA

Last Name, First Name, Middle Name:
Chell, Cameron

Mailing Address:
L120, 2303 - 4TH STREET SW
CALGARY AB T2S 2S7
CANADA

Delivery Address:
L120, 2303 - 4TH STREET SW
CALGARY AB T2S 2S7
CANADA

Last Name, First Name, Middle Name:
ard Jr., Andrew Hill

Mailing Address:
10 MEETINGHOUSE ROAD
JAFFREY NH 03452-5126
UNITED STATES

Delivery Address:
10 MEETINGHOUSE ROAD
JAFFREY NH 03452-5126
UNITED STATES

Last Name, First Name, Middle Name:
Silva, Denis

Mailing Address:
827 FOURTEENTH STREET
NEW WESTMINSTER BC V3M 4P7
CANADA

Delivery Address:
827 FOURTEENTH STREET
NEW WESTMINSTER BC V3M 4P7
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

July 17, 2019
July 17, 2019

UTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached